J.P. MORGAN INCOME FUNDS

JPMorgan Floating Rate Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 18, 2019 to the

Summary Prospectuses and Prospectuses dated July 1, 2019, as supplemented

Effective immediately, the disclosure in the last paragraph under the “Risk/Return Summary – What are the Fund’s main investment strategies?” section is hereby deleted and replaced with the following to provide information on how the adviser integrates environmental, social and governance factors into its investment process:

The adviser buys and sells securities and investments for the Fund through a value-oriented, bottom-up research process that utilizes fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across sectors, industries and structures while minimizing credit risk. Such fundamental credit analysis includes focusing on the issuer’s underlying business prospects, capital requirements, capital structure, collateral, covenants, enterprise value, liquidity and management. The adviser strives to mitigate credit risk with research of sectors and issuers and will search for opportunities in inefficient sectors of the market where credit ratings have not caught up with fundamentals. The adviser’s fundamental analysis will be complemented by its macroeconomic insights as they relate to factors such as default rates and capital market liquidity. In addition to traditional fundamental credit and valuation analysis for distressed debt investments, the adviser focuses on identifying the cause (or potential causes) of a company’s distress and identifying catalysts that drive value creation and downside risk. To assess downside risk and upside potential of a particular investment, the adviser generally focuses on analyzing the potential volatility of a company’s enterprise value relative to the leveraged market value of the prospective or current investment. As part of its credit analysis, the adviser generally also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-FRI-ESG-919